UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

           California                 001-14431                 95-4676679
 (State or other jurisdiction of (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

        630 East Foothill Blvd.
         San Dimas, California                                    91773
    (Address of principal executive                             (Zip Code)
               offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

           California                 001-12008                 95-1243678
 (State or other jurisdiction of (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

        630 East Foothill Blvd.
         San Dimas, California                                    91773
    (Address of principal executive                             (Zip Code)
               offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                             Section 8-Other Events


  Item 8.01.      Other Events

     On August 29, 2007 American States Water Company issued a press release which announced that the First Appellate District of the California Court of Appeal affirmed the trial court's dismissal of cases involving approximately 2,000 plaintiffs in Los Angeles. A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are filed with the Securities and Exchange Commission.

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN STATES WATER COMPANY

Date: August 29, 2007                         /s/ Robert J. Sprowls
                              --------------------------------------------------
                                                  Robert J. Sprowls
                               Sr. Vice President, Chief Financial Officer,
                                             Treasurer and Corporate Secretary


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


                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
99.1                    Press Release dated August 29, 2007


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